                                                                    Exhibit 99.1



                                  NEWS RELEASE

FOR IMMEDIATE RELEASE:                          FOR MORE INFORMATION,
JULY 20, 2001                                   CONTACT: ROBERT L. SCHUMACHER
                                                         AT (540) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
         SECOND QUARTER OPERATING RESULTS AND RECORD FIRST HALF EARNINGS

         BLUEFIELD, VIRGINIA - First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) reported a 6.5% increase in earnings for the Second Quarter of 2001 versus the corresponding quarter in 2000. Net income for the Second Quarter of 2001 totaled $4.6 million, up from $4.3 million in the corresponding quarter for 2000. Basic and diluted earnings per share were $.51 for the quarter ended June 30, 2001 compared to $.50 for the same quarter in the prior year. For the first six months of 2001, earnings and basic and diluted earnings per share reached $9.1 million and $1.00, increasing from $8.0 million and $0.92 in 2000. This results in a 13.2% increase in earnings and an 8.7% increase in basic and diluted earnings per share. Return on average assets and return on average equity were 1.47% and 14.56% in the first six months of 2001 compared to 1.46% and 15.35% in the first half of 2000.

         Operations continued at a strong pace despite a decline in loan portfolio yield from 9.19% at year-end 2000 to 8.94% at June 30, 2001. As expected, loan yields have decreased in the sharp and sustained falling rate environment experienced over the last two quarters. Accordingly, net interest margin has declined from 4.86% to 4.57% between year-end 2000 and the close of the Second Quarter. Despite the decline in net interest margin, net interest income increased from the Second Quarter of 2000 by $1.0 million, a 4.3% increase, due to volume increases and asset repositioning. The Company also increased non-interest revenues by $3.2 million or 52.7% for the first six months in 2001 versus 2000 with significant increases in mortgage banking operations and service charges on deposit accounts. Expenses associated with expanding mortgage banking operations were the primary reason for an increase in non-interest expenses of $2.9 million for the first six months in 2001 versus 2000.

         Deposits have also shown improvement with a $42.9 million increase in total customer deposits since year-end 2000, an annualized increase of over 8%. Growth in deposits over the last twelve months has totaled $114.8 million representing an annual growth rate of over 13%. New product offerings and marketing campaigns have proven effective, as the Company has sought to position itself as the market leader for services in this important area. Improved customer service, expanded hours, new products and targeted selling have all contributed to these increases along with the addition of the Beckley/Raleigh County market which contributed to the increase over the last twelve-month period.

         First Community Bancshares, Inc. is proud of having been named, for the second consecutive year, to the "Top 100 Banks" as published by the ABA Banking Journal. This annual review of the nation's largest banks (those with assets over $1 billion) ranks those institutions by Return on Average Equity. First Community ranked 93rd in this year's survey based on its 15.7% Return on Average Equity in 2000.

         The Company also received another distinction when it was added to the Russell 3000(TM) Index earlier this month. The Russell 3000 is an index of the 3000 largest U.S. companies based on market capitalization. The addition of First Community to this index will add increased visibility and investor awareness. In late June and July, the Company experienced a significant increase in trading volume which is presumed to be in part due to the addition of the common stock to this index.

         The construction of an Athens, West Virginia First Community branch is progressing and expectations are for a late summer opening of this new facility. The Company is anxious to begin providing service to existing and new customers in this market in the very near future.

         First Community Bancshares is a $1.28 billion bank holding company with headquarters in Bluefield, Virginia. The Company, through its wholly-owned subsidiary First Community Bank, N. A., operates 33 branches throughout West Virginia, Virginia and North Carolina. First Community, N. A. also owns United First Mortgage, Inc. based in Richmond, Virginia, which operates 10 mortgage origination offices throughout eastern Virginia. The Company's common stock is traded on the Nasdaq SmallCap market under the symbol "FCBC."

         First Community Bancshares anticipates releasing its next earnings announcement on or about October 19, 2001.

                                   DISCLAIMER

         This news release may include forward-looking statements. These forward-looking statements are based on current expectations, that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended
December 31, 2000.

                                   * * * * *

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
==========================================================================================================================
(Amounts in thousands, Except Share and Per Share Data)(Unaudited)                                       Six Months
                                                                                                            Ended
                                                                                                           June 30
                                                                                                  ------------------------
                                                                                                   2001             2000
                                                                                                  -------          -------
INTEREST         Interest and fees on loans                                                       $37,738          $32,674
INCOME           Interest on securities available for sale                                          6,539            6,503
                 Interest on investment securities                                                  1,182            2,110
                 Interest on federal funds sold and deposits                                          577              157
---------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                               46,036           41,444
---------------------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                                              16,707           14,503
EXPENSE          Interest on borrowings                                                             5,161            3,764
---------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                                              21,868           18,267
---------------------------------------------------------------------------------------------------------------------------
                               Net interest income                                                 24,168           23,177
                 Provision for loan losses                                                          1,732            1,880
---------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                                         22,436           21,297
---------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                                                     910              932
INCOME           Service charges on deposit accounts                                                2,808            1,796
                 Other service charges, commissions and fees                                          676              650
                 Mortgage banking income                                                            4,289            2,220
                 Other operating income                                                               494              442
                 Gain on sale of securities                                                            44
---------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                                            9,221            6,040
---------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                                                     9,665            8,050
EXPENSE          Occupancy expense of bank premises                                                 1,337            1,250
                 Furniture and equipment expense                                                      959              978
                 Goodwill amortization and core deposit amortization                                1,119            1,052
                 Other operating expense                                                            5,501            4,325
---------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                                          18,581           15,655
---------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                                        13,076           11,682
                 Income tax expense                                                                 4,011            3,675
---------------------------------------------------------------------------------------------------------------------------
                               NET INCOME                                                           9,065            8,007
---------------------------------------------------------------------------------------------------------------------------
                 BASIC AND DILUTED EARNINGS PER COMMON SHARE                                      $  1.00          $  0.92
---------------------------------------------------------------------------------------------------------------------------
                 Weighted Average Shares Outstanding:
                    Basic                                                                       9,042,651        8,690,704
                    Diluted                                                                     9,058,328        8,690,704

                 For the period:
                      Return on average equity                                                      14.56%           15.35%
                      Return on average assets                                                       1.47%            1.46%
                      Cash dividends per share                                                    $  0.46          $  0.45
                 At period end:
                      Book value per share                                                        $ 14.13          $ 12.25
                      Market value (average bid and ask)                                          $ 29.89          $ 15.44
==========================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
=============================================================================================================================
(Amounts in thousands, Except Share Data)(Unaudited)
                                                                                              June 30,           December 31,
                                                                                                2001                 2000
                                                                                             ----------           ----------
ASSETS             Cash and due from banks                                                   $   29,296           $   38,457
                   Interest-bearing balances with banks                                          13,441               11,786
                   Securities available for sale (amortized cost of $253,290
                       June 30, 2001; $210,126, December 31, 2000)                              254,368              207,562
                   Investment securities held to maturity (market value of $43,968
                       June 30, 2001; $78,030, December 31, 2000)                                42,114               75,736
                   Loans held for sale                                                           34,303               11,570
                   Loans held for investment, net of unearned income                            845,390              811,256
                       Less reserve for loan losses                                              12,688               12,303
-----------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                    832,702              798,953
                   Premises and equipment                                                        19,412               18,786
                   Other real estate owned                                                        2,614                2,406
                   Interest receivable                                                            8,464                9,261
                   Other assets                                                                  18,327               19,299
                   Intangible assets                                                             23,089               24,201
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                  $1,278,130           $1,218,017
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES        Deposits:
                       Demand                                                                $  130,245           $  128,584
                       Interest-bearing demand                                                  139,225              137,763
                       Savings                                                                  130,350              131,039
                       Time                                                                     528,642              502,517
-----------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                        928,462              899,903
                   Interest, taxes and other liabilities                                         13,909               13,238
                   Securities sold under agreements to repurchase                                60,447               46,179
                   FHLB and other indebtedness                                                  147,521              138,015
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                              1,150,339            1,097,335
-----------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 authorized in 2001
EQUITY                and 2000; 9,052,113 issued in 2001 and 2000;
                      9,042,385 and 9,040,370 shares outstanding in
                      2001 and 2000, respectively                                                 9,052                9,052
                   Additional paid-in capital                                                    35,302               35,273
                   Retained earnings                                                             82,991               78,097
                   Treasury stock, at cost                                                         (201)                (202)
                   Accumulated other comprehensive income (loss)                                    647               (1,538)
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                       127,791              120,682
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                          $1,278,130           $1,218,017
=============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
                                                                                     As of/ For the Quarter Ended
                                                                  6/30/2001    3/31/2001     12/31/2000     9/30/2000     6/30/2000
                                                                --------------------------------------------------------------------
INTEREST  Interest and fees on loans                             $   18,998   $   18,740     $   18,370    $   17,369    $   16,679
INCOME    Interest on securities available for sale                   3,085        3,454          3,099         3,229         3,243
          Interest on investment securities                             573          609          1,153         1,024         1,049
          Interest on federal funds sold and deposits                   479           98            260            10            98
                                                                --------------------------------------------------------------------
                        TOTAL INTEREST INCOME                        23,135       22,901         22,882        21,632        21,069
                                                                --------------------------------------------------------------------
INTEREST  Interest on deposits                                        8,296        8,411          8,518         7,697         7,342
EXPENSE   Interest on borrowings                                      2,586        2,575          2,562         2,335         2,020
                                                                --------------------------------------------------------------------
                        TOTAL INTEREST EXPENSE                       10,882       10,986         11,080        10,032         9,362
                                                                --------------------------------------------------------------------
                        NET INTEREST INCOME                          12,253       11,915         11,802        11,600        11,707
          Provision for loan losses                                     985          747          1,264           842         1,218
                                                                --------------------------------------------------------------------
                        NET INTEREST INCOME AFTER PROVISION
                        FOR LOAN LOSSES                              11,268       11,168         10,538        10,758        10,489
                                                                --------------------------------------------------------------------
NON-INT   Fiduciary income                                              501          409            490           382           432
INCOME    Service charges on deposit accounts                         1,503        1,305          1,259           952           984
          Other service charges, commissions and fees                   199          477            385           326           301
          Other mortgage banking income                               2,544        1,745          1,239         1,192         1,322
          Other operating income                                        263          231             24         1,002           237
          Gain on Sale of Securities                                     (7)          51              1
                                                                --------------------------------------------------------------------
                        TOTAL NON-INTEREST INCOME                     5,003        4,218          3,398         3,054         3,276
                                                                --------------------------------------------------------------------
NON-INT   Salaries and employee benefits                              4,994        4,671          4,095         3,901         4,003
EXPENSE   Occupancy expense of bank premises                            675          662            597           635           610
          Furniture and equipment expense                               496          463            322           398           500
          Goodwill amortization                                         563          556            568           534           526
          Other operating expense                                     2,900        2,601          2,040         2,223         1,840
                                                                --------------------------------------------------------------------
                        TOTAL NON-INTEREST EXPENSE                    9,628        8,953          7,622         7,691         7,479
                                                                --------------------------------------------------------------------
          Income before income taxes                                  6,643        6,433          6,314         6,121         6,286
          Income tax expense                                          2,034        1,977          1,543         1,836         1,957
                                                                --------------------------------------------------------------------
                        NET INCOME                                    4,609        4,456          4,771         4,285         4,329

          PER SHARE DATA EXCLUDING NONRECURRING ITEMS:

          Basic and diluted earnings per common share            $     0.51   $     0.49     $     0.53    $     0.50    $     0.50
          Cash dividends per share                               $     0.23   $     0.23     $     0.27    $     0.23    $     0.23
          Book Value per share                                   $    14.13   $    13.90     $    13.35    $    12.69    $    12.25
          Market Value per share                                 $    29.89   $    18.44     $    17.38    $    16.00    $    15.44

          RATIOS EXCLUDING NONRECURRING ITEMS:

          Return on average assets                                    1.47%        1.48%          1.59%         1.52%         1.57%
          Return on average equity                                   14.55%       14.56%         16.31%        15.71%        16.52%
          Net yield on earning assets                                 4.53%        4.61%          4.63%         4.84%         4.99%
          Equity as a percent of total assets at end of period       10.00%        9.99%          9.91%         9.67%         9.52%
          Average earning assets as a percentage of
               average total assets                                  92.09%       91.58%         91.03%        90.97%        90.84%
          Average loans (not including loans held for sale)
                  as a percentage of average deposits                89.08%       91.72%         90.51%        89.54%        87.05%
          End of Period:
          Total Assets                                            1,278,130   $1,259,508      1,218,017     1,132,627     1,114,953
          Total Equity                                              127,791      125,773        120,682       109,572       106,152

          QTD:
          Average Loans (Not including Loans Held for Sale)         826,055      822,184        793,156       746,848       729,442
          Average Earning Assets                                  1,160,550    1,120,187      1,085,136     1,021,780     1,010,043
          Average Total Assets                                    1,260,167    1,223,211      1,192,013     1,123,176     1,111,865
          Average Deposits                                          927,309      896,362        876,342       834,109       837,950

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
                                                         6/30/01        3/31/01        12/31/00       9/30/00        6/30/00
                                                    --------------------------------------------------------------------------
Cash and due from banks                                $   29,296     $   34,139     $   38,457     $   30,465     $   31,974
Interest-bearing balances with banks                       13,441         36,248         11,786             45            705
Securities available for sale                             254,368        205,808        207,562        204,208        202,754
Investment securities held to maturity                     42,114         42,218         75,736         76,312         77,208
Loans held for sale                                        34,303         58,889         11,570          5,619          5,325
Loans held for investment, net of unearned income         845,390        822,455        811,256        757,364        736,256
    Less reserve for loan losses                           12,688         12,408         12,303         11,872         11,828
                                                    --------------------------------------------------------------------------
Net loans                                                 832,702        810,047        798,953        745,492        724,428
Premises and equipment                                     19,412         19,363         18,786         18,033         18,215
Other real estate owned                                     2,614          2,591          2,406          2,780          2,463
Interest receivable                                         8,464          8,104          9,261          7,848          8,249
Other assets                                               18,327         18,450         19,299         19,926         21,236
Intangible assets                                          23,089         23,651         24,201         21,899         22,396
                                                    --------------------------------------------------------------------------
            TOTAL ASSETS                               $1,278,130     $1,259,508     $1,218,017     $1,132,627     $1,114,953
                                                    --------------------------------------------------------------------------
Deposits:
    Demand                                             $  130,245     $  131,182     $  128,584     $  115,308     $  119,221
    Interest-bearing demand                               139,225        141,578        137,763        127,421        126,380
    Savings                                               130,350        131,205        131,039        132,011        137,054
    Time                                                  528,642        522,447        502,517        463,559        449,971
                                                    --------------------------------------------------------------------------
       Total Deposits                                     928,462        926,412        899,903        838,299        832,626
Interest, taxes and other liabilities                      13,909         14,597         13,238         13,308         11,698
Federal funds purchased                                        --             --             --         16,000         10,050
Securities sold under agreements to repurchase             60,447         52,617         46,179         43,338         41,492
FHLB and other indebtedness                               147,521        140,109        138,015        112,110        112,935
                                                    --------------------------------------------------------------------------
            TOTAL LIABILITIES                           1,150,339      1,133,735      1,097,335      1,023,055      1,008,801
                                                    --------------------------------------------------------------------------

Common stock, $1 par value                                  9,052          9,052          9,052          8,992          8,992
Additional paid-in capital                                 35,302         35,302         35,273         34,168         34,168
Retained earnings                                          82,991         80,469         78,097         75,768         73,468
Treasury stock, at cost                                      (201)           (48)          (202)        (5,229)        (4,714)
Accumulated other comprehensive income (loss)                 647            998         (1,538)        (4,127)        (5,762)
                                                    --------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                    127,791        125,773        120,682        109,572        106,152
                                                    --------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                       $1,278,130     $1,259,508     $1,218,017     $1,132,627     $1,114,953
                                                    --------------------------------------------------------------------------

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
                                                                            As of/ For the Quarter Ended
                                                             June 30     March 31  December 31   September 30   June 30
                                                              2001         2001        2000          2000        2000
                                                             -------     --------  -----------   ------------   -------
                                                                            (Dollars in thousands)
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                            $12,408     $12,303     $11,872        $11,828     $11,851
Provision                                                        985         747       1,264            842       1,218
   Acquisiton balance                                             --          --       1,051
   Charge-offs                                                (1,045)       (861)     (2,102)        (1,033)     (1,491)
   Recoveries                                                    340         219         218            235         250
                                                             ----------------------------------------------------------
  Net charge-offs                                               (705)       (642)     (1,884)          (798)     (1,241)
      Ending balance                                         $12,688     $12,408     $12,303        $11,872     $11,828
                                                             ==========================================================
Nonperforming Assets:
Nonaccrual loans & leases                                    $ 5,167     $ 5,192     $ 5,397        $ 5,939     $ 5,359
Foreclosed real estate                                         2,614       2,591       2,406          2,780       2,463
Loans 90 days or more past due & still accruing                1,442       1,393       1,208          1,182       1,323
                                                             ----------------------------------------------------------
NONPERFORMING ASSETS                                         $ 9,223     $ 9,176     $ 9,011        $ 9,901     $ 9,145
                                                             ==========================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                     0.17%       0.17%       0.15%          0.16%       0.18%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                          0.61%       0.63%       0.67%          0.78%       0.73%
Nonperforming assets as a percentage of:
  Total assets                                                  0.72%       0.73%       0.74%          0.87%       0.82%
  Loans & leases plus foreclosed property                       1.09%       1.11%       1.11%          1.30%       1.24%
Net charge-offs as a percentage of average loans & leases       0.09%       0.08%       0.24%          0.11%       0.17%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                    1.50%       1.51%       1.52%          1.57%       1.61%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                     2.46        2.39        2.28           2.00        2.21